UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2014

Date of Report (Date of earliest event reported)

Caesars Entertainment Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10413	75-1941623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As described in the Current Reports on Form 8-K filed on September 12, 2014 and October 17, 2014, Caesars Entertainment Corporation (“CEC”) and Caesars Entertainment Operating Company, Inc., a majority owned subsidiary of CEC (“CEOC”), announced that they have been engaged in confidential discussions with certain beneficial holders (the “First Lien Creditors”) of CEOC’s 11.25% senior secured notes due 2017, CEOC’s 8.5% senior secured notes due 2020, CEOC’s 9% senior secured notes due 2020 and CEOC’s senior secured credit facilities in furtherance of their efforts to restructure CEOC’s debt.

In connection with the discussions, CEC and CEOC provided certain confidential information to the First Lien Creditors pursuant to non-disclosure agreements (“NDAs”) between CEC, CEOC and the First Lien Creditors. Prior to the date hereof, one First Lien Creditor holding obligations under CEOC’s senior secured credit facilities has not agreed to extend its NDA (the “Non-Extending Bank Creditor”). CEC and CEOC are making the disclosures herein in accordance with the terms of the Non-Extending Bank Creditor’s NDA. While CEC and CEOC are no longer in discussions with the Non-Extending Bank Creditor, and while no agreement has been reached yet on the terms of a restructuring, CEC and CEOC are continuing discussions with the remaining First Lien Creditors. Since the last proposal that was made to the Non-Extending Bank Creditor (the “Outdated Proposal”), numerous proposals have been, and continue to be, transmitted between CEC, CEOC and the other First Lien Creditors. As such, the Outdated Proposal has been superseded by the proposals now being considered by the other First Lien Creditors, CEC and CEOC. Pursuant to the terms of the NDA, CEC and CEOC are disclosing a summary of the material terms of the Outdated Proposal. No assurances can be made that an agreement may be reached between CEC, CEOC and the First Lien Creditors on the terms of a restructuring.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEOC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Summary of the material terms of the Outdated Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

Date: November 19, 2014	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of the material terms of the Outdated Proposal.